Intangible assets and goodwill	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
Intangible assets and goodwill
Intangible assets and goodwill
Intangible assets with indefinite lives
Intangible assets with indefinite lives acquired through business combination transactions are measured at fair value at the date of acquisition. These assets are not subject to amortisation but are tested for impairment annually at the CGU level or more frequently if facts and circumstances indicate an impairment may exist. In addition to the annual impairment test, the assessment of indefinite lives is also reviewed annually.
TCCC franchise intangible assets
The Group’s bottling agreements contain performance requirements and convey the rights to distribute and sell products within specified territories. The Group’s agreements with TCCC in each territory are for terms of 10 years and each contain the right for the Group to request a 10 years renewal. The existing bottling agreements expire no earlier than 1 September 2025. While these agreements contain no automatic right of renewal beyond that date, the Group believes that its interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewal ensure that these agreements will continue to be renewed and, therefore, are essentially perpetual. The Group has never had a bottling agreement with TCCC terminated due to non-performance of the terms of the agreement or due to a decision by TCCC to terminate an agreement at the expiration of a term. After evaluating the contractual provisions of bottling agreements, the Group’s mutually beneficial relationship with TCCC and history of renewals, indefinite lives have been assigned to all of the Group’s TCCC bottling agreements.
Brands
In connection with the Acquisition, the Group acquired a portfolio of brands, predominantly comprised of certain non-alcoholic ready to drink beverages distributed and sold in Australia and New Zealand. These are considered to have an indefinite life, given the strength and durability of the brands.
Goodwill
Goodwill is initially measured as the excess of the total consideration transferred over the amount recognised for net identifiable assets acquired and liabilities assumed in a business combination. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the gain is recognised in the consolidated income statement as a bargain purchase. Goodwill is not subject to amortisation. It is tested annually for impairment at the CGU level or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill acquired in a business combination is allocated to the CGU that is expected to benefit from the synergies of the combination irrespective of whether a CGU is part of the business combination.
Intangible assets with finite lives
Intangible assets with finite lives are measured at cost of acquisition or production and are amortised using the straight-line method over their respective estimated useful lives. Finite lived intangible assets are assessed for impairment whenever there is an indication that they may be impaired. The amortisation period and method are reviewed annually.
Internally generated software
The Group capitalises certain development costs associated with internally developed software, including external direct costs of materials and services and payroll costs for employees devoting time to a software project and any such software acquired as part of a business combination. Development expenditure is recognised as an intangible asset only after its technical feasibility and commercial viability can be demonstrated. When capitalised software is not integral to related hardware it is treated as an intangible asset; otherwise it is included within property, plant and equipment. The estimated useful life of capitalised software is between five and seven years. Amortisation expense for capitalised software is included within administrative expenses and was €75 million, €54 million and €44 million for the years ended 31 December 2021, 31 December 2020 and 31 December 2019, respectively.
Customer relationships
The Group has acquired certain customer relationships in connection with business combinations. These customer relationships are recorded at fair value on the date of acquisition, and amortised over an estimated economic useful life of 20 years. Amortisation expense for these assets is included within administrative expenses and was €9 million, €8 million and €8 million for the years ended 31 December 2021, 31 December 2020 and 31 December 2019, respectively.
Non-TCCC franchise intangible
In connection with the Acquisition, the Group acquired certain bottling agreements with Non-TCCC distribution partners which contain performance requirements and convey the rights to distribute and sell products within specified API territories. The provisional fair value of these Non-TCCC franchise intangible assets is estimated to be €149 million, which is being amortised over an expected economic useful life of 20 years. Amortisation expense for these assets is recognised within administrative expenses and totalled €5 million for the year ending 31 December 2021.
Balances and movements in intangible assets and goodwill
The following table summarises the movements in the carrying amounts of intangible assets and goodwill for the periods presented:

	TCCC franchise intangible	Brands	Software	Customer relationships	Non-TCCC franchise intangible	Assets under construction	Total intangibles	Goodwill
	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
Cost:
As at 31 December 2019	8,165	—	333	161	—	104	8,763	2,520
Additions	—	—	34	—	—	26	60	—
Disposals	—	—	(34)	—	—	—	(34)	—
Transfers and reclassifications	—	—	61	—	—	(61)	—	—
Currency translation adjustments	(87)	—	(12)	—	—	—	(99)	(3)
As at 31 December 2020	8,078	—	382	161	—	69	8,690	2,517
Acquisition of CCL	3,822	211	55	37	149	11	4,285	2,097
Additions	—	—	65	—	—	40	105	—
Disposals	—	—	(23)	—	—	—	(23)	—
Transfers and reclassifications	—	—	74	—	—	(74)	—	—
Assets held for sale	—	(189)	—	—	—	—	(189)	—
Currency translation adjustments	108	—	18	(1)	—	1	126	9
As at 31 December 2021	12,008	22	571	197	149	47	12,994	4,623
Accumulated amortisation:
As at 31 December 2019	—	—	(222)	(35)	—	—	(257)	—
Amortisation expense	—	—	(54)	(8)	—	—	(62)	—
Disposals	—	—	34	—	—	—	34	—
Currency translation adjustments	—	—	9	—	—	—	9	—
As at 31 December 2020	—	—	(233)	(43)	—	—	(276)	—
Amortisation expense	—	—	(75)	(9)	(5)	—	(89)	—
Disposals	—	—	20	—	—	—	20	—
Currency translation adjustments	—	—	(9)	(1)		—	(10)	—
As at 31 December 2021	—	—	(297)	(53)	(5)	—	(355)	—
Net book value:
As at 31 December 2019	8,165	—	111	126	—	104	8,506	2,520
As at 31 December 2020	8,078	—	149	118	—	69	8,414	2,517
As at 31 December 2021	12,008	22	274	144	144	47	12,639	4,623
Refer to Note 24 for further details regarding the reclassification of certain brands to assets held for sale as at 31 December 2021.
Impairment of indefinite lived intangible assets and goodwill
Each CGU is tested for impairment annually in the fourth quarter or whenever there is an indication of impairment. The recoverable amount of each CGU is normally determined through a value in use calculation. To determine value in use for a CGU, estimated future cash flows are discounted to their present values using a pre-tax discount rate reflective of the current market conditions and risks specific to each CGU. If the carrying value of a CGU exceeds its recoverable amount, the carrying value of the CGU is reduced to its recoverable amount and impairment charges are recognised immediately within the consolidated income statement. Impairment charges other than those related to goodwill may be reversed in future periods if a subsequent test indicates that the recoverable amount has increased. Such recoveries may not exceed a CGU’s original carrying value less any depreciation that would have been recognised if no impairment charges were previously recorded.
The Group’s CGUs are based on geography and generally represent the individual territories in which the Group operates. For the purposes of allocating intangibles, each indefinite-lived intangible asset is allocated to the geographic region to which the agreement relates and goodwill is allocated to each of the CGUs expected to benefit from a business combination, irrespective of whether other assets and liabilities of the acquired businesses are assigned to the CGUs.
The Group has recognised provisional fair values for the indefinite-lived intangible assets and goodwill related to the recently acquired territories representing the Group’s API CGUs. Should operating results or macroeconmic assumptions deteriorate versus those utilised in calculating the provisional fair values of these assets as of the acquisition date, an impairment of the acquired assets could result in the future.
The following table identifies the carrying value of goodwill and indefinite-lived intangible assets attributable to each significant CGU of the Group. In addition to the significant CGUs of the Group, as at 31 December 2021 the Group had other CGUs with total indefinite-lived intangible assets of €2,243 million and goodwill of €941 million.

	31 December 2021		31 December 2020
	Indefinite lived intangible assets	Goodwill	TCCC Franchise	Goodwill
Cash generating unit	€ million	€ million	€ million	€ million
Iberia	4,289	1,275	4,289	1,275
Australia	2,698	1,459	—	—
Great Britain	1,740	200	1,624	200
Germany	1,060	748	1,060	748

The recoverable amounts of each of the Group’s API CGUs were determined based on fair value less costs of disposal due to the relative proximity to the acquisition date.
The recoverable amounts of each of the Group’s Europe CGUs were determined through a value in use calculation, which uses cash flow projections for a five year period. The key assumptions used in projecting these cash flows were as follows:
•Growth rate and operating margins: Cash flows were projected over four years based on the Group’s strategic business plan. Cash flows for the fifth year and beyond were projected using a long-term terminal growth rate of 2%.
•Discount rate: A weighted average cost of capital was applied specific to each CGU as a hurdle rate to discount cash flows. The discount rates represent the current market assessment of the risks specific to each CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The following table summarises the pre-tax discount rate attributable to each significant CGU.

	2021	2020
	Pre-tax discount rate	Pre-tax discount rate
Cash generating unit	%	%
Iberia	9	9
Great Britain	10	9
Germany	9	9
The Group did not record any impairment charges as a result of the tests conducted in 2021 and 2020.
The Group’s Great Britain and Germany CGUs continue to have substantial headroom when comparing the value in use calculation of the CGU versus the CGU’s carrying value.
For the Group’s Iberia CGU, the headroom in the 2021 impairment analysis was approximately 32% (2020: 25%) of carrying value.
The Group estimates that a 2.0% reduction in the terminal growth rate or a 1.6% increase in the discount rate, each in isolation, would eliminate existing headroom in Iberia.